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                                                                    Exhibit 32.2

                    CERTIFICATION OF CHIEF FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections
(a) and (b) of section 1350, chapter 63 of title 18, United States Code), I,.William G. Henry, Vice President, Finance and Administration and Chief Financial Officer of General DataComm Industries, Inc. (the "Company"), do hereby certify, to the best of my knowledge that:

        (1) The Company's Annual Report on Form 10-K for the year ended September 30, 2003 being filed with the Securities and Exchange Commission (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

        (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

        This Certification accompanies this Form 10-K as an exhibit, but shall not be deemed as having been filed for purposes of Section 18 of the Securities Exchange Act of 1934 or as a separate disclosure document of the Company or the certifying officer.

                                             /s/ William G. Henry
                                             -----------------------------------
Date:  January 13, 2004                      William G. Henry
                                              Vice President, Finance and
                                               Administration and Chief
                                               Financial Officer

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